SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                FORM 8-K/A

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                              August 31, 1995

                        BLUE DOLPHIN ENERGY COMPANY
          (Exact name of registrant as specified in its charter)

   Delaware                       0-15905             73-1268729
(State or other                (Commission          (IRS Employer
jurisdiction of                File Number)       Identification No.)
incorporation)

                            11 Greenway Plaza
                                Suite 1606
                             Houston, Texas           77046
            (Address of principal executive office) (Zip Code)


                             (713) 621-3993
          (Registrant's telephone number, including area code)

ITEM 5.        OTHER

See exhibit 20.1 Press Release of Blue Dolphin Energy Company dated August 31, 1995, announcing the sale of a one-third interest in the Blue Dolphin Pipeline System.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits - 20.1 Press Release of Blue Dolphin Energy Company
                     dated August 31, 1995.

                               SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      BLUE DOLPHIN ENERGY COMPANY



                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President and Chief Executive Officer